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                                                                EXHIBIT (23)iii

                          CONSENT OF ERNST & YOUNG LLP






We consent to the incorporation by reference in the previously filed Registration Statements (Form S-8 Nos. 33-28899, 33-63982, and 333-67590, and Form S-3 No. 333-62700) of our report dated March 27, 2003, with respect to the consolidated financial statements of KCS Energy, Inc. and subsidiaries included in this annual report (Form 10-K) for the year ended December 31, 2002.







Houston, Texas
March 27, 2003